IPSCO Inc.

CIBC World Markets

Institutional Investor Conference

February 16, 2006

Information contained in this document other than historical information, may be considered forward-looking.
Forward-looking statements can be identified by the use of forward-looking words such as “believes,”
“expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates”
or the negative of these terms or other comparable words, or by discussions of strategy, plans or intentions.
Forward-looking information reflects management’s current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: (1) general economic conditions; (2) changes in financial markets; (3) political conditions and developments, including conflict in the Middle East and the war on terrorism; (4) changes in the supply and demand for steel and our specific steel products; (5) the level of demand outside of North America for steel and steel products; (6) equipment performance at our manufacturing facilities; (7) the occurrence of any material lawsuits; (8) the availability of capital; (9) our ability to properly and efficiently staff our manufacturing facilities; (10) domestic and international competitive factors, including the level of steel imports into the Canadian and U.S. markets; (11) economic conditions in steel exporting nations; (12) trade sanction activities and the enforcement of trade sanction
remedies; (13) supply and demand for scrap steel and iron, alloys and other raw materials;   (14) supply,
demand and pricing for the electricity and natural gas that we use; (15) changes in environmental and other regulations, including regulations arising from the Canadian Parliament’s ratification of the Kyoto Protocol, and the magnitude of future environmental expenditures; (16) inherent uncertainties in the development and performance of new or modified equipment or technologies; (17) North American interest rates; and (18)
exchange rates.

This list is not exhaustive of the factors which may impact our forward-looking statements. These and other factors should be considered carefully and users should not place undue reliance on our forward-looking statements. As a result of the foregoing and other factors, no assurance can be given as to any such future results, levels of activity or achievements and neither we nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements.  We undertake no obligation to update forward-looking statements contained in this presentation.

Special Note Regarding
Forward-Looking Statements

American Iron and Steel Institute

IPS LISTED
TORONTO STOCK EXCHANGE TSX

IPS LISTED NYSE

Steel Tube Institute of North America

      IPSCO At A Glance

One of North America’s leading steel plate and pipe
producers. IPSCO is a $4+ billion market capitalization stock, dual-listed as “IPS” on the NYSE and TSX.

Uniquely positioned to capitalize on cyclical trends, employing a “steel short” strategy to optimize pricing, production and margins based on current demand across its markets -
industrial, transportation and energy.

A company with modern, state of the art facilities,
management depth and experience, and focus on low-cost
production and profitable growth - propelling the company to record sales, record production and record earnings of $11.96 per diluted share in 2005

Thunder Bay

Minot

Dickinson

Saskatoon

Edmonton

Lisle

Winnipeg

Brandon

Surrey

Calgary

Red Deer

Regina

Geneva

Montpelier

Camanche

St. Paul

Toronto

Houston

Mobile

Blytheville

Note: Capacity in Tons

Houston, Texas

Temper Mill and

Cut-to-Length Line   300,000

Geneva, Nebraska

Pipe Mill                   120,000

Camanche, Iowa

Pipe Mill                   250,000

Calgary, Alberta

Pipe Mill                   300,000

Red Deer, Alberta

Pipe Mill                   155,000

Surrey, British Columbia

Cut-to-Length Line
                                      150,000

Toronto, Ontario

Temper Mill and

Cut-to-Length Line       300,000

St. Paul, Minnesota

Temper Mill and

Cut-to-Length Line       300,000

Regina, Saskatchewan

Steelworks                1,000,000

Pipe Mills                     650,000

Cut-to-Length Line       150,000

Montpelier, Iowa

Steelworks                1,250,000

Mobile, Alabama

Steelworks                1,250,000

Blytheville, Arkansas

Pipe Mill                            300,000

Steel Products

Tubular Products

Coil Processing

Scrap Processing Centers

Operational Headquarters

Diverse Production And Geographic Capacity

IPSCO’s Products

Tubular Products

Steel Mill Products

2005 Sales Distribution

Energy

Tubulars

22%

Cut-to-Length

15%

Discrete

Plate  Coil

54%

Large

Diameter

Tubulars 2%

Non-Energy Tubulars

6%

Sales Distribution by End Markets

2005 All Products

2005 Steel Mill Products

Oil & Gas

Industry

5%

Construction

Products

5%

Machinery &

Industrial

Equipment

6%

Pipe & Tube

Manufacturing

10%

Rail

Transportation

4%

Shipbuilding/

Marine

Equipment

7%

Service

Centers/

Distributors

62%

Other

1%

Energy

48%

Transportation

25%

Construction

12%

Machinery &

Industrial

Equipment

15%

IPSCO’s Energy Exposure

IPSCO is leveraged to the energy sector through
multiple channels:

Direct exposure through pipe business

Exploration and development - OCTG

Gathering and distribution – line pipe

Transmission – large diameter line pipe

Direct exposure through plate to energy fabricators

Wind Towers, Offshore Platforms, Oilfield Tanks, etc

Indirect exposure through sales to pipe making customers

Two of top ten customers are major energy pipe producers

Indirect exposure through suppliers of equipment to
operators in energy sector

Construction equipment, transportation (rail and barge)

Shipments (Thousands of Tons)
IPSCO
Nucor (incl. Tuscaloosa)
Mittal USA
Oregon
Algoma
Citisteel
Jindal

Top Plate Producer in North America
Full Year 2004

Oregon/Jindal = No/partial melt

Top 3 > 75% of shipments

Source: Estimated from Company filings & First River

Note: Includes Plate in Coil Form

Source: Estimated from Company filings & First River

0

500

1,000

1,500

2,000

2,500

3,000

3,500

Plate Consumers – Late-Cycle Performers

Plate Production is Cost
Competitive Globally

IPSCO utilizes latest technology

North America mills relative to other
nations have availability and cost
advantage to scrap

Man-hours per ton are best-in-class

Growth Driver: Expansion of Value
Add Plate Products

Normalized Plate

Quench Temper Plate

Heavier Gauge Plate

Higher Strength As Rolled Plate

Blast & Painted Plate

000's of tons
US Steel
IPSCO
Maverick
Lone Star
NS Group

Strong Position in North American Tubes

Top 3 > 40% of North American Capacity

Energy tubulars represent 80% of tubular shipments

0

200

400

600

800

1,000

2004 Energy Tubular Shipments

Tubular Shipments

-

200.0

400.0

600.0

800.0

1,000.0

1,200.0

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

Energy Tubulars

LD Energy Tubulars

Non-Energy Tubulars

Growth Driver: Energy Tubular

Regina

Red Deer

Camanche

Calgary

Blytheville

      = High drilling activity areas

Rig Count – Canada

Rig Count – US

High natural gas prices are expected to drive higher rig counts, which in turn will drive consumption of energy tubulars

Source – Baker Hughes

700

900

1,100

1,300

1,500

1,700

1

7

12

18

24

29

35

41

46

52

2002

2003

2004

2005

2006

 Week

Current (Week 5)

Rig Count =1,513

0

200

400

600

800

1

7

12

18

24

29

35

41

46

52

2002

2003

2004

2005

2006

 Week

Current (Week 5)

Rig Count = 727

Growth Driver: Large Diameter Pipe

Drivers

Project-based orders

Gaining market share

Need for large pipelines to
bring natural gas from Alaska
and Northern Canada to
markets

Mackenzie Pipeline

Alaska Pipeline

Expanding core competency
with Frontier Pipe Research
Unit

Production facilities located to
capitalize on eventual
construction

Additional infrastructure will
be required around northern
pipelines

2006 looks very promising

Berg

Cheyenne Plains

East Texas Expansion

Prudhoe Bay

Alaska

Fairbanks

Kenai

Valdez

Mackenzie

Delta

Yukon

Northwest

Territories

British

Columbia

Alberta

Edmonton

Saskatchewan

Camrose

Portland

Calgary

Regina

Ontario

Nunavut

Hamilton

NAPA

IPSCO LDP Mill

Alaska Natural Gas
Transportation System

Mackenzie Valley Pipeline

Alliance Pipeline

The Outlook For IPSCO’s Pipe Is Strong

High energy prices driving hydrocarbon exploration,
development, transportation together with the
development of alternative energy sources

Exploration and development drilling (OCTG) is at a
high level

Steel intensive oil sands development

Numerous large diameter transmission lines in
development stage:

Oil from Alberta to markets on West Coast or US refineries

Multiple transmission lines in the US

The Northern lines

Full Year 2005
Operating Performance

+38

$8.69

$11.96

Diluted EPS

+29

455

586

Net Income

+43

619

884

Income Before Tax

+36

663

898

Operating Income

+20

$2,531

$3,033

Sales

B/(W)

% Chg.

2004

2005

Fourth consecutive record year of sales and production

Record operating profit per ton of $259

Record full year earnings

Record coil and plate production of 3.4M tons

Record energy tubular shipments of 775,000 tons

$ millions except EPS

Industry-Leading Profitability

* Full Year 2004, Q4 2005 and Full Year 2005
Include Benefit Corridor and other charges

Operating Income % to Sales

-10.0%

-5.0%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

Algoma

Dofasco

U.S. Steel

AK

Mittal

IPSCO

Steel

Dynamics

Nucor

Maverick

LoneStar

NS Group

Grant

Prideco

Full Year 2004

Q1 2005

Q2 2005

Q3 2005

Q4 2005

Full Year 2005

l-------------------Integrated---------------------l

l-----------Mini-mills------------l

l----------------Tubular---------------l

*

* Full Year 2004, Q4 2005 and Full Year 2005
Include Benefit Corridor and other charges

Integrated

Mini-mills

Industry-Leading Profitability

Operating income per ton

-$50

$0

$50

$100

$150

$200

$250

$300

Algoma

Dofasco

U.S. Steel

AK *

IPSCO

Steel Dynamics

Nucor

Full Year 2004

Q1 2005

Q2 2005

Q3 2005

Q4 2005

Full Year 2005

Employee Incentives Aligned
with Shareholder Interest

Incentives based on
productivity, safety, and/or
corporate profitability

All Other Employees

Rewarded for achieving
Budget Goals and Return on
Equity

Key Managers

Rewarded for Return on
Capital and Performance
Relative to Peers

Senior Officers

Growth Strategy: Strategic Capital
Expenditures

Increase Heat Treating Capabilities –  Expanding production
capacities in higher value heat treat, quench and tempered pipe in
Calgary, Alberta and plate in Mobile, Alabama

Eliminate Bottlenecks – Rebalancing processes and executing Six
Sigma programs within each facility that will unlock added capacity and improve asset utilization

Expand Finishing Processes – Investing in new value-added
processes that improve the mix and margins of our product lines

Broaden Product Offerings – Expand pipe diameter offerings in casing to include larger popular diameters in high collapse grades of steel

Strategic Synergies – Invest in projects that create synergies with our core business strategies

Outlook

Believe end-user demand for steel mill products will
remain relatively stable in 2006

Expect high oil and gas prices will continue to drive high
rig counts and demand for OCTG products

Expect spiral pipe mill will run at near capacity
throughout 2006

Anticipate that higher costs of steel making inputs will
result in some margin compression in 1Q06

Conclusion

IPSCO:

Is Globally Competitive on cost and quality

Has Significant Market Share in the plate and pipe
markets it serves with complimentary product lines

Leads in New Technologies necessary to make value-
added steel and energy pipe for the oil & gas industry

Employs a “Steel Short” strategy across
complementary product lines which enables IPSCO to
optimize production and profitability

Possesses Financial Flexibility to support an
opportunistic expansion/acquisition strategy

Positioned to outperform our peers through the cycle -
creating long-term SHAREHOLDER VALUE

Thank You

David Sutherland

President and Chief Executive Officer

Dave Sutherland has been President and CEO of IPSCO Inc. since January, 2002. He joined IPSCO in 1977. Early in his career he held senior managerial positions in the staff areas of Employee and Industrial Relations in Regina. In April, 2000 Sutherland
moved to the company’s newly formed operational headquarters in Lisle, Illinois, a suburb of Chicago. He was promoted to Executive Vice President and Chief Operating
Officer in April, 2001, and to President and CEO just nine months later.

Dave Sutherland’s IPSCO career has seen him work in all aspects of the company’s business – steel, tubulars, and coil processing. He has held important line and staff positions and has been deeply involved in both manufacturing and sales. During Dave
Sutherland’s tenure with IPSCO the company has grown from a relatively small
Western Canadian steel and pipe company to a NAFTA – based bi-national multi location developer and producer of high quality steel and tubular products. IPSCO sales have increased over 360% since 1997 to nearly $2.5 billion US in 2004.

In addition to his broad experience in all aspects of IPSCO’s business, Dave Sutherland possesses a Bachelor of Commerce degree from the University of Saskatchewan and a
Masters of Business Administration from the Katz Graduate School of Business at the
University of Pittsburgh.

Mr. Sutherland also holds directorships with the Steel Manufacturers Association (SMA)
where he is Treasurer, the American Iron & Steel Institute (AISI) where he is the Vice
Chair, the Canadian Steel Producers Association (CSPA) where he is Chair, the
International Iron & Steel Institute (IISI), National Association of Manufacturers (NAM)
and the C.D. Howe Institute. He is a member of the Canadian Council of Chief
Executives and of the Council’s North American Security and Prosperity Initiative.

Thomas Filstrup

Director of Investor Relations

Mr. Filstrup joined IPSCO in August 2005 after more than 20 years of investor relations and financial experience with Whirlpool Corporation, where he was most recently Director, Investor Relations.

Mr. Filstrup joined Whirlpool at its corporate headquarters in Benton Harbor,
Michigan in 1983 and held various positions in the internal audit department.  In
1988 Mr. Filstrup was named Director of Investor Relations where he developed
Whirlpool’s first investor relations marketing program.  From 1988 to 1997 Mr.
Filstrup was also responsible for managing the assets of the company’s $2 billion
Pension and 401(k) plans.  Prior to joining Whirlpool, he was self-employed and owned and operated three restaurants in the Austin, Texas area.

Mr. Filstrup earned his MBA from Northwestern University and his B.S. in
Mechanical Engineering from the University of Michigan.  He has been active with the National Investor Relations Institute (NIRI) as both a member of the National
Board of Directors and Chair of the Audit Committee.  Mr. Filstrup is also a member of the NIRI Senior Roundtable and MAPI Investor Relations Council.

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